Acquisition of Amrep, Inc. January 6, 2010 Exhibit 99.1

Cautionary and
Forward-Looking Statements
Copyright 2010. Zep Inc. - All rights reserved.

In connection with the acquisition of Amrep, Inc., Zep Inc. has performed due diligence procedures on and reviewed the financial results of Amrep, Inc. contained within this presentation and other related oral and written releases of information.  The financial results of Amrep, Inc. discussed herein represent results of Amrep, Inc. for the twelve month period beginning December 1, 2008 and ended November 30, 2009.  Amrep, Inc. has operated as a privately held company with no interim audit or review requirements.
Moreover, Amrep, Inc. has a December 31 fiscal year end; therefore, the financial results of Amrep, Inc. discussed herein and in other oral and written releases of information have been subjected to neither audit nor review procedures conducted by an independent audit firm, and pre-acquisition due diligence procedures must not be considered a substitute for such.  Because substantially all of the twelve month period reflected in the results presented herein has been neither audited by nor subject to the review of an independent audit firm, the financial results presented herein are preliminary and subject to adjustment. Therefore, this financial information should be considered preliminary as actual historical financial results of Amrep, Inc. could differ materially from these disclosures.  Zep Inc. intends to file the financial statements of Amrep, Inc. required by Regulation S-X and Form 8-K as they become available for filing with the Securities and Exchange Commission. These financial statements will not include a trailing twelve month period ended November 30, 2009.
This presentation also contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from the historical experience of Amrep, Inc. as well as Zep Inc.’s present expectations or projections.
All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends; any statements of the plans, strategies, synergies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of intellectual property rights; and any statements of assumptions underlying any of the items mentioned.
The statements contained herein or implied hereby are based on unaudited estimates not yet formally reviewed by accountants and information available to us at the time of this presentation and are not guarantees of future performance.  Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: underlying assumptions or expectations related to customer and supplier relationships and prices; competition; ability to realize anticipated benefits from the acquisition and other initiatives and the timing of benefits to be derived therefrom; market demand; litigation and other contingent liabilities, such as environmental matters; and economic, political, governmental, technological, and natural disaster related factors affecting the operations of Zep Inc. and/or Amrep, Inc., tax rate, markets, products, services, and prices, among others. For a description of additional risks and uncertainties that could affect these statements, please refer to Zep Inc.’s filings with the Securities and Exchange Commission, including its fiscal year 2009 Annual Report on Form 10–K.  The discussion under the heading “Risk
Factors” in Part I, Item 1A of Zep’s fiscal year 2009 Form 10-K is specifically incorporated by reference into this presentation.  We assume no obligation and do not intend to update these forward-looking statements.

Superior Solutions

amrep inc.

MISTY

i-Chem

NEXt DIMENSION

ORIGINAL BIKE SPIRITS

Key Markets:
• Specialty Chemical Products:
• Adhesives
• Air Care
• Automotive Maintenance
• Cleaners
• Degreasers
• Disinfectants
• Floor Care
• Greases
• Herbicides
• Insecticides
• Oils
Manufacturing Facilities:
•Georgia
•Texas
Employees:
• Approximately 200
Industry-Leading Brands
Amrep Overview
Copyright 2010. Zep Inc. - All rights reserved.
1 Please see appendix for reconciliation of Net Income, which totaled $0.7 million during the twelve months ended November 30, 2009, to Adjusted EBITDA.
Twelve months ended November 30, 2009
Sales $106.1 million
Adjusted EBITDA $9.9 million
(Based on Preliminary and Unaudited Results)

Superior Solutions

MISTY

Foaming Evaporator Cleaner
Super Purple
SUPER RUST BREAKER

i-Chem
INSECT REPELLENT
DUAL PURPOSE BLASTER
HI-GLOSS PROTECTANT

Strategic Fit
• Immediately provides a strong presence in automotive market
• Increases penetration in distribution channel
• Expands product portfolio with nationally recognized brands
• Compliments existing customer base
• Adds additional flexible aerosol manufacturing capabilities
• Delivers significant private label capabilities and relationships
• Existing strong management team will continue to run Amrep’s operations
Benefits to Zep. . .
Copyright 2010. Zep Inc. - All rights reserved.

Market Opportunity
Copyright 2010. Zep Inc. - All rights reserved.
Distribution
$7.3
45%
Direct to
Consumer
$3.2
20%
Retail
$5.8
35%
Est. $16B US Market (pre-acquisition)
Distribution
$7.3
38%
Direct to
Consumer
$3.2
17%
Retail
$5.8
30%
Est. $19B US Market (post-acquisition)
Automotive
$2.8
15%
US Cleaning Maintenance Chemicals Market
in which Zep Inc. Competes
($ billions)
Automotive opportunity increases the available market
for Zep Inc. from an estimated $16.3B to $19.1B
1 Source:  Information compiled by Zep Inc. based on research provided by Kline
& Company and the Automotive Aftermarket Industry Association.
1 1

Zep
Superior Solutions

MISTY

i-Chem

Advance Auto Parts
Keep the wheels turning.

AutoZone

Original Bike Spirits

Next Dimension

TOYOTA

NISSAN

SUBARU

Market Overview
Go-to-Market
Channel
Distribution
Retail
Automotive OEM
Estimated
U.S. Market
Size
$7.3 Billion
$5.8 Billion
$2.8 Billion
Brands
• Private Brand relationships
• Next Dimension     brand
• Original Bike Works® brand
• Maintenance Chemicals
• Appearance Chemicals
• Functional Fluids
• Paint, Body, and Equipment
•Misty®
brand increases access to JanSan
Distribution markets
•I-Chem®
brand increases access to MRO Distribution
markets
•Minimal
channel overlap with established Zep Inc.
brands / customers
•Adds
access to consumers through Advance Auto
Parts and Auto Zone private brand relationships
•Adds
the Next Dimension   and Original Bike
Works® brands to retail auto channel
•Current
relationship with Automotive OEM
customers provide access for additional Zep Inc.
capability
Key Market Access Enhancements
Copyright 2010. Zep Inc. - All rights reserved.
1 Source:  Information compiled by Zep Inc. based on research provided by Kline
& Company and the Automotive Aftermarket Industry Association.
1
TM
TM

Superior Solutions

ASPIRE
Heavy Duty Multipurpose Cleaner
ASPIRE
Furniture Cleaner & Polish
ASPIRE
Baseboard Stripper
ASPIRE
Glass & Surface Cleaner
ASPIRE
Stainless Steel Cleaner & Polish
MISTY
ASPIRE

Amrep Revenue Breakdown
for Twelve Months ended 11/30/09
Automotive
67%
Jan San
16%
MRO
9%
Other
8%
Distribution Channels . . .
Top Customers
Toyota
Nissan
Subaru
Kia
Corporate Express
Sears
AutoZone
Advance Auto
Lagasse
Fastenal
Triple S
AmSan
Private Label
80%
Amrep Branded
20%
Product Mix . . .
Copyright 2010. Zep Inc. - All rights reserved.
1 Based on preliminary and unaudited financial results.
1

•
Expands access to Jan San, MRO, and Automotive (OEM and retail aftermarket) distribution channels
•
Enhanced brand portfolio provides new marketing opportunities
•
Cross-selling opportunities for existing product portfolio

Synergies
Operational and Supply Chain Synergies . . .
Revenue Synergies . . .
•
Increased productivity resulting from Amrep’s
Aerosol manufacturing capabilities and Zep Inc.’s
liquids / powders manufacturing capabilities
•
Common supplier base
•
Increased economies of scale (raw materials and
logistics)
Copyright 2010. Zep Inc. - All rights reserved.
Administrative Synergies . . .
•
Leverage back office functions

Superior Solutions

MISTY
Citrus APC RTU

MISTY
Super Auto Clean
Car Wash Compound

MISTY
Contact &
Circuit Board
Cleaner V

MISTY

Financing Overview
• Cash purchase price: $64.4 million
• Financed with 100% debt; utilizing existing debt capacity (Revolving Credit Facility and Receivables Facility)
• Zep has approximately $40 million of debt capacity post-acquisition (as of 11/30/09)
• Zep Inc. total debt/credit agreement adjusted EBITDA
(1)
(as of 11/30/09) :
• Pre-acquisition - < 0.9x
• Post-acquisition - < 2.3x
Copyright 2010. Zep Inc. - All rights reserved.
1 As defined in Zep Inc.’s credit agreement, which states that adjusted EBITDA is equal to
EBITDA plus certain non-cash items.  See appendices for further discussion.

Superior Solutions

WHITE LITHIUM GREASE
Low VOC Brake Parts Cleaner
Engine Degreaser

Looking Ahead
• Amrep’s existing management team will continue to lead Amrep’s business with ability to leverage Zep Inc.’s shared services platform
Operational Outlook
Financial Outlook
Copyright 2010. Zep Inc. - All rights reserved.
• Deal is EPS accretive immediately, excluding transaction costs, opening Amrep balance sheet adjustments and restructuring costs
• Estimated annualized cost savings of $3-4 million expected as we enter F’11 and up to $7 million within 24 months
• Restructuring charges expected to be incurred as Zep implements integration plan beginning in
Q2 of FY2010

Zep® Superior Solutions

Zep®

Superior Solutions

amrep inc.

11 Questions Copyright 2010. Zep Inc. - All rights reserved.

Appendices

Amrep, Inc. Preliminary and Unaudited
Adjusted EBITDA Reconciliation
Copyright 2010. Zep Inc. - All rights reserved.
($ millions) Twelve Months
Ended
11/30/09
Net Income $0.7
Interest Expense, net 2.4
Provisions for Income Taxes 0.4
Depreciation and Amortization 2.0
EBITDA $5.5
Environmental charges 4.4
Adjusted EBITDA $9.9

Non-GAAP Disclosures
• This presentation includes the following supplemental non-GAAP financial measures of Amrep, Inc.:
EBITDA and adjusted EBITDA. GAAP means generally accepted accounting principles in the United
States.  This presentation contains reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measure, net income.
• EBITDA is equal to net income plus (a) interest expense, net; (b) provision for income taxes; and
(c) depreciation and amortization. In this presentation, adjusted EBITDA is calculated by adding to
EBITDA certain charges recorded during December 2008 in recognition of estimated environmental remediation costs associated with efforts currently underway at one of Amrep, Inc.’s owned manufacturing facilities.
• We believe EBITDA and adjusted EBITDA and the ratios derived from these measures are useful to an investor in evaluating the performance of Amrep, Inc. We believe these measures adjust for items which we understand are generally not indicative of Amrep, Inc.’s core operating performance, and therefore should serve to enhance period-to-period comparability of operations and financial performance.  We also believe that analysts and investors utilize EBITDA and adjusted EBITDA as supplemental measures to evaluate the overall operating performance of companies in our industry.
Management’s use for these measure is not unlike those in the investment community.
• EBITDA and adjusted EBITDA, and the ratios derived from these measures, as calculated by us are not necessarily comparable to similarly titled measures used by other companies. In addition, these measures: (a) do not represent net income or cash flows from operating activities as defined by
GAAP; (b) are not necessarily indicative of cash available to fund our cash flow needs; and (c) should not be considered in isolation of, as alternatives to, or more meaningful measures than operating profit, net income, cash provided by operating activities, or our other financial information as determined under GAAP.
Copyright 2010. Zep Inc. - All rights reserved.

Debt Covenant Disclosure
• Pre- and post-acquisition maximum leverage ratio computations are provided on the “Financing
Overview” slide of this presentation.  The maximum leverage ratio is a restrictive debt covenant associated with Zep Inc.’s Revolving Credit Facility (the “credit agreement”), which is the Company’s primary borrowing facility.  This credit agreement allows for a maximum leverage ratio of 3.25.  Failure to comply with this debt covenant represents an event of default under this credit agreement.
Copyright 2010. Zep Inc. - All rights reserved.